                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2007
                                (January 9, 2007)

                                  MISONIX, INC.
             (Exact name of registrant as specified in its charter)

            New York                    1-10986                   11-2148932
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
          incorporation)                                     Identification No.)

    1938 New Highway, Farmingdale, NY                                   11735
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.

   (b)      On January 9, 2007 Dr. W. Paul Constantine, Senior Vice President of
            Sales, Marketing and New Product Development of MISONIX, INC.,
            resigned effective January 15, 2007. A press release announcing Dr.
            Constantine's resignation is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

   (d)      Exhibits.

            Exhibit 99.1 Press Release of MISONIX, INC., dated January 9, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2007                  MISONIX, INC.

                                        By: /s/ Richard Zaremba
                                            -------------------
                                            Richard Zaremba
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release of MISONIX, INC., dated January 9, 2007